UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2006

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia	20191-1406
(Address of principal executive offices)	(Zip Code)

(703) 453-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

TNS, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006, to (i) amend Item 5.02 and (ii) amend Item 9.01 to include the attached Exhibit 17.3.  This Amendment No. 1 is being filed pursuant Section (a)(3)(iii) of Item 5.02.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)(3)(iii) On October 25, 2006, the Company received a letter from John J. McDonnell, Jr., responding to the Board of Directors letter to him dated October 18, 2006.  A copy of Mr. McDonnell’s letter is attached hereto as Exhibit 17.3.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

17.3                           Letter from John J. McDonnell, Jr. to the Board of Directors dated October 25, 2006

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

TNS INC.
(Registrant)

	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Date: October 26, 2006